Exhibit 23













            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File
No. 333-36274.













ARTHUR ANDERSEN LLP
New York, New York
May 31, 2000